NATIONWIDE MUTUAL FUNDS
Nationwide Government Bond Fund (the “Fund”)

Supplement dated June 20, 2012
to the Summary Prospectus dated February 29, 2012

Modifications to Exchange and Redemption Fees

Effective August 1, 2012, exchange and redemption fees will no longer be applied upon the redemption or exchange of shares of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE